EXHIBIT 10.1


                                                                EXECUTION COPY

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          Dated as of November 26, 2002


                  HERSHEY FOODS CORPORATION, a Delaware corporation (the "COMPANY"), the banks, financial institutions and other institutional lenders (collectively, the "INITIAL LENDERS") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "AGENT") for the Lenders (as defined in the Existing Credit Agreement referred to below), BANK OF AMERICA, N.A., as syndication agent, and SALOMON SMITH BARNEY INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint book managers, hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Company is party to an Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "EXISTING CREDIT AGREEMENT") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Company has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $200,000,000 for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Company from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. AMENDMENTS TO THE EXISTING CREDIT AGREEMENT. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Section 1.01 is hereby amended by deleting the definitions of "Applicable Margin", "Lenders" and "Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

                  "APPLICABLE MARGIN" means (a) for Base Rate Advances, 0% per annum and (b) for Eurodollar Rate Advances, as of any date, a percentage per annum determined by reference to the Level in effect on such date as set forth below:

-------------------- ----------------------------- -----------------------------
        Level                 Applicable                    Applicable
                      Margin for Eurodollar Rate    Margin for Eurodollar Rate
                        Advances Prior to the       Advances On and After the
                           Termination Date              Termination Date
-------------------- ----------------------------- -----------------------------

Level 1                         0.150%                        0.400%
-------------------- ----------------------------- -----------------------------
Level 2                         0.190%                        0.440%
-------------------- ----------------------------- -----------------------------
Level 3                         0.280%                        0.530%
-------------------- ----------------------------- -----------------------------
Level 4                         0.370%                        0.620%
-------------------- ----------------------------- -----------------------------
Level 5                         0.445%                        0.695%
-------------------- ----------------------------- -----------------------------
Level 6                         0.600%                        0.850%
-------------------- ----------------------------- -----------------------------


                  "LENDERS" means, collectively, each of the banks, financial institutions and other institutional lenders listed on Schedule I hereto, each Assuming Lender that shall become a party hereto pursuant to Section 2.05(c) and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07.

                  "TERMINATION DATE" means the earlier of (a) November 25, 2003 or, if the Termination Date is extended pursuant to Section 2.18(a), the date to which the Termination Date is extended pursuant to Section 2.18(a), and (b) the date of termination in whole of the Commitments pursuant to Section 2.05(a), 2.05(b) or 6.01.

                  (b) Section 2.01(a) is amended by replacing the words "the signature pages hereof" with the words "Schedule I hereto".

                  (c) Section 4.01(e) is amended (i) by replacing the date "December 31, 2000" with the date "December 31, 2001" and (ii) by replacing the date "July 1, 2001" with the date "June 30, 2002".

                  (d) Schedule I is deleted in its  entirety and replaced  with
 Schedule I to this  Amendment and Restatement.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS OF THIS AMENDMENT AND RESTATEMENT. This Amendment and Restatement shall become effective as of the date first above written (the "RESTATEMENT EFFECTIVE DATE") when and only if:

                  (a) The Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) On the Restatement Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Restatement Effective Date, stating that:

                           (i) The representations and warranties of the Company contained in Section 4.01 of the Existing Credit Agreement, as amended hereby, are correct on and as of the Restatement Effective Date, and


                           (ii) No event has occurred and is continuing that constitutes a Default.

                  (c) The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

                           (i) The Revolving Credit Notes of the Company to the
                  order of the Lenders, respectively, to the extent requested by any Lender pursuant to Section 2.19 of the Existing Credit Agreement.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of the Company approving this Amendment and Restatement (including the Commitment Increase contemplated by
                  Section 2.05(c) of the Existing Credit Agreement) and the Notes of the Company, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and such Notes.

                           (iii) A certificate of the Secretary or an Assistant
                  Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the Notes of the Company and the other documents to be delivered hereunder.

                           (iv) A favorable opinion of Burton H. Snyder, Senior
                  Vice President and General Counsel of the Company, substantially in the form of Exhibit H to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement in form and substance reasonably satisfactory to the Initial Lenders.

                           (v) A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

                           (vi) Such other approvals, opinions or documents as
                  any Lender, through the Agent, may reasonably request prior to the Effective Date.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT AND THE NOTES. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the Restatement Effective Date.

                  SECTION 4. COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 6. GOVERNING LAW. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     HERSHEY FOODS CORPORATION


                                     By:  /s/ Frank Cerminara
                                          ---------------------
                                     Title:  Senior Vice President, Chief
                                                  Financial Officer


                                     By:  /s/ R. Montgomery Garrabrant
                                          --------------------------------
                                          Title:  Vice President and Treasurer


                                     CITIBANK, N.A.,
                                          as Administrative Agent


                                     By:      /s/ Robert J. Kane
                                              --------------------
                                     Title:   Director and Vice President


                               LENDERS


                                     CITIBANK, N.A.


                                     By:      /s/ Robert J. Kane
                                              --------------------
                                     Title:   Director and Vice President


                                     BANK OF AMERICA, N.A.


                                     By:      /s/ Bill Sweeney
                                              ------------------
                                     Title:   Managing Director

                                     UBS AG, STAMFORD BRANCH


                                     By:      /s/ Luke Goldsworthy
                                              --------------------
                                     Title:   Associate Director


                                     By:      /s/ Wilfred V. Saint
                                              --------------------
                                     Title:   Associate Director


                                     MELLON BANK, N.A.


                                     By:      /s/ Donald Cassidy
                                              --------------------
                                     Title:   Senior Vice President


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:      /s/ Robert J. Giannone
                                              -----------------------
                                     Title:   Vice President


                                     DEUTSCHE BANK AG NEW YORK BRANCH


                                     By:      /s/ William W. McGinty
                                              ----------------------
                                     Title:   Director


                                     By:      /s/ Thomas A. Foley
                                              --------------------
                                     Title:   Vice President


                                     CIBC, INC.


                                     By:      /s/ Dominic J. Sorresso
                                              -----------------------
                                     Title:   Executive Director


                                     WACHOVIA BANK, NATIONAL ASSOCIATION


                                     By:      /s/ George M. Scott
                                              --------------------
                                     Title:   Vice President

                                     BANCO POPULAR DE PUERTO RICO


                                     By:      /s/ Hector J. Gonzalez
                                              ----------------------
                                     Title:   Vice President


                                     SUMITOMO MITSUI BANKING CORPORATION


                                     By:      /s/ Leo E. Pagarigan
                                              --------------------
                                     Title:   Senior Vice President



                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


------------------------------ ----------------------- ---------------------------------- -------------------------------
Name of Initial Lender         Commitment              Domestic Lending Office            Eurodollar Lending Office
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
BANCO POPULAR DE PUERTO        $10,000,000             7 West 51st - 2nd Floor            7 West 51st - 2nd Floor
RICO, NEW YORK BRANCH                                  New York, NY  10019                New York, NY  10019
                                                       Attn:  Hector J. Gonzalez          Attn:  Hector J. Gonzalez
                                                       T:  (212) 445-1988                 T:  (212) 445-1988
                                                       F:  (212) 245-4677                 F:  (212) 245-4677
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
BANK OF AMERICA, N.A.          $40,000,000             901 Main Street, 14th Floor        901 Main Street, 14th Floor
                                                       Dallas, TX  75202                  Dallas, TX  75202
                                                       Attn:  Sam Brown                   Attn:  Sam Brown
                                                       T:  (214) 209-9262                 T:  (214) 209-9262
                                                       F:  (214) 290-9519                 F:  (214) 290-9519
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
CIBC, Inc.                     $10,000,000             425 Lexington Avenue               11 Madison Avenue
                                                       New York, NY  10017                20th Floor
                                                       Attn:  Dominic Sorresso            New York, NY  10017
                                                       T:  (212) 856-4133                 Attn:  Judy Dornkowski
                                                       F:  (212) 856-3991                 T:  (212) 856-3509
                                                                                          F:  (212) 885-4995
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
CITIBANK, N.A.                 $40,000,000             Two Penns Way                      Two Penns Way
                                                       New Castle, DE  19720              New Castle, DE  19720
                                                       Attn:                              Attn:
                                                       T:  (302)                          T:  (302)
                                                       F:  (302)                          F:  (302)
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
DEUTSCHE BANK AG, NEW YORK     $10,000,000             90 Hudson Street, Mailstop         90 Hudson Street, Mailstop
BRANCH                                                 JCY05-0511                         JCY05-0511
                                                       Jersey City, NJ  07302             Jersey City, NJ  07302
                                                       Attn: Carmen L. Melendez           Attn: Carmen L. Melendez
                                                       T:  (201) 593-2224                 T:  (201) 593-2224
                                                       F:  (201)-593-2313/2314            F:  (201)-593-2313/2314
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
MELLON BANK,  N.A.             $25,000,000             3 Mellon Bank Center, 12th Floor   3 Mellon Bank Center, 12th
                                                       Pittsburgh, PA  15259              Floor
                                                       Attn:  Sannford M. Richards        Pittsburgh, PA  15259
                                                       T:   412-234-8285                  Attn:  Sannford M. Richards
                                                       F:  412-209-6118                   T:   412-234-8285
                                                                                          F:  412-209-6118
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
PNC BANK, NATIONAL             $10,000,000             1600 Market Street                 1600 Market Street
ASSOCIATION                                            MS F2 F07021 5                     MS F2 F07021 5
                                                       Philadelphia, PA  19103            Philadelphia, PA  19103
                                                       Attn:  Robert F. Giannone          Attn:  Robert F. Giannone
                                                       T:  (215) 585-7630                 T:  (215) 585-7630
                                                       F:  (215) 585-6987                 F:  (215) 585-6987
------------------------------ ----------------------- ---------------------------------- -------------------------------

                                       8

------------------------ ----------------------- ---------------------------------- -------------------------------
SUMITOMO MITSUI BANKING        $10,000,000             277 Park Avenue                    277 Park Avenue
CORPORATION                                            New York, NY  10172                New York, NY  10172
                                                       Attn:  Tracey Watson               Attn:  Tracey Watson
                                                       T:  (212) 224-4393                 T:  (212) 224-4393
                                                       F:  (212) 224-5197                 F:  (212) 224-5197
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
UBS AG, STAMFORD BRANCH        $35,000,000             677 Washington Blvd.               677 Washington Blvd.
                                                       Stamford, CT  06901                Stamford, CT  06901
                                                       Attn:  Johny Villard               Attn:  Johny Villard
                                                       T:  (203) 719-3845                 T:  (203) 719-3845
                                                       F:  (203) 719-3888                 F:  (203) 719-3888
------------------------------ ----------------------- ---------------------------------- -------------------------------
------------------------------ ----------------------- ---------------------------------- -------------------------------
WACHOVIA BANK, NATIONAL        $10,000,000             301 South College Street,          301 South College Street,
ASSOCIATION                                            CP-17                              CP-17
                                                       Charlotte, NC 28288-1183           Charlotte, NC 28288-1183
                                                       Attn: Dianne Taylor                Attn: Dianne Taylor
                                                       T:  704-715-1876                   T:  704-715-1876
                                                       F:  704-383-7999                   F:  704-383-7999
------------------------------ ----------------------- ---------------------------------- -------------------------------
-----------

TOTAL OF                      $200,000,000
  COMMITMENTS